UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

Promodoeswork.com, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State of incorporation of organization)

6972 Coach Lamp Drive, Chilliwack, BC, Canada V2R 2Y7
(Address of principal executive offices, including zip code)

(604) 858-0172
(Registrant's telephone number, including area code)

Copy of Communication to:
Befumo & Schaeffer, PLLC
Attention: Andrew J. Befumo, Esq.
2020 Pennsylvania Ave., NW Suite 840
Washington, DC 20006

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered:	Name of each exchange of which each class is to be registered:
Not Applicable	Not Applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), check the following box. [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: Form SB-2; File No. 333-147169.

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, par value $0.001
(Title of Class)

ITEM 1.                      DESCRIPTION OF REGISTRANT’S SECURITIES TO BE REGISTERED.

The description of securities contained in Registrant’s Registration Statement on Form SB-2, filed with the Securities and Exchange Commission (File No. 333-147169) is incorporated by reference into this registration statement.

ITEM 2.                      EXHIBITS.

The following Exhibits are incorporated herein by reference from the Registrant’s Form SB-2 Registration Statement filed with the Securities and Exchange Commission, SEC file #333-147169 on November 6, 2007. Such exhibits are incorporated herein by reference pursuant to Rule 12b-32:

Exhibit No.	Document Description
3.1	Articlesof Incorporation
3.2	Bylaws

SIGNATURES

In accordance with Section 12 of the Exchange Act of 1934, the Registrant duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, on this 20th day of January, 2009.

PROMODOESWORK.COM, INC. (Registrant)

By:	/s/ JAN PANNEMAN /s/
Jan Panneman, Director